Taxes Payable (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Taxes Payable
EIT payable	¥ 134,304		¥ 131,824
VAT payable	92,043		57,647
Withholding income tax payable	41,626		45,308
Withholding individual income taxes for employees	42,051		42,623
Others	118,908		67,848
Total	¥ 428,932	$ 58,763	¥ 345,250